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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2007

                               BV FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

      United States                        0-51014            14-1920944
      -------------                        -------            ----------
(State or other jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)       Identification No.)

                7114 North Point Road, Baltimore, Maryland 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On August 16, 2007, BV Financial, Inc. (the "Company") announced the completion of its previously disclosed stock repurchase program under which it acquired 132,250 shares of its common stock. The Company also announced that its Board of Directors has authorized a new stock repurchase program under which the Company will repurchase up to 50,277 shares of the Company's outstanding common stock, or approximately 5% of outstanding shares held by persons other than Bay-Vanguard M.H.C. The press release announcing the completion and authorization of the stock repurchase programs is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information: Not applicable

         (c)    Shell Company Transactions: Not Applicable

         (d)    Exhibits

                Number                    Description
                ------                    -----------

                99.1                      Press Release Dated August 16, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BV FINANCIAL, INC.




Date:  August 16, 2007                       By: /s/ Edmund T. Leonard
                                                 -------------------------------
                                                 Edmund T. Leonard
                                                 Chairman of the Board and
                                                     Chief Financial Officer